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                                                                    EXHIBIT 10.2





                         LIST OF EXHIBITS AND SCHEDULES TO
              ASSET PURCHASE AGREEMENT OMITTED FROM THIS FILING

Exhibits:
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
Exhibit A            Form of Assumption Agreement
Exhibit B            Form of Bill of Sale
Exhibit C            Form of Deed
Exhibit D            Form of Escrow Agreement
Exhibit E            Form of Intellectual Property Assignment
Exhibit F            Form of Trademark Assignment
Exhibit G            Intentionally Omitted
Exhibit H            Certain Excluded Assets
Exhibit I            Yellow Pages Authorization
Exhibit J            Form of Opinion of Seller's Counsel
Exhibit K            Form of Opinion of Buyer's Counsel
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
   Schedules:
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
Schedule 2.1(f)      Contracts
Schedule 2.4(b)      Excluded Contracts
Schedule 3.2         Working Capital Basis and Procedures
Schedule 3.5         Allocation of Purchase Price
Schedule 5.3         Consents and Approvals
Schedule 5.7         Conduct of Business
Schedule 5.11(a)     Intellectual Property Rights
Schedule 5.11(b)     IP License Agreements
Schedule 5.11(d)     Software and Databases
Schedule 5.11(e)     Information Technology
Schedule 5.15        Title to Property
Schedule 5.16        Real Property Leases
Schedule 5.17        Owned Real Property
Schedule 5.18(f)     Dispositions of Real Estate
Schedule 5.18(g)     Real Estate Payments
Schedule 5.20        Additional Disclosures
Schedule 5.22        Customer Deposits, Advances and Credits
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Net Working Capital Schedule A              Current Assets
Net Working Capital Schedule B              Current Liabilities